UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Analogic Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANALOGIC CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 26, 2009

You are receiving this communication because you hold shares in Analogic Corporation and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2008 Annual Report to Stockholders are available at www.proxyvote.com

ANALOGIC CORPORATION

8 CENTENNIAL DRIVE

PEABODY, MA 01960

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 12, 2009 to facilitate timely delivery. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET       - www.proxyvote.com

2) BY TELEPHONE   - 1-800-579-1639

3) BY E-MAIL*          - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the reverse side) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	January 26, 2009	To vote in person at the meeting, you will need to request a ballot to vote these shares.
Meeting Time:	11:00 A.M. ET
For holders as of:	November 27, 2008
Meeting Location:		Vote By Internet
Analogic Corporation’s Headquarters 8 Centennial Drive Peabody, MA 01960		To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Directions:
For meeting directions, please call:
978-326-4000 or visit www.analogic.com

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” BOTH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.

Proposals

1.	Election of Directors

Nominees:

01) James J. Judge

02) Gerald L. Wilson

2.	To consider and act upon amendments to the Articles of Organization and By-laws of Analogic Corporation to implement majority voting in connection with the election of directors.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as Analogic Corporation’s independent registered public accounting firm for the fiscal year ending July 31, 2009.

4.	To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the meeting or any adjourned session or sessions thereof.